Exhibit 99.1

LETTER OF TRANSMITTAL

EMCORE CORPORATION

Exchange Offer

5% Convertible Senior Subordinated Notes due May 15, 2011 and
Shares of Common Stock for its
5% Convertible Subordinated Notes due May 15, 2006

THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME,
ON JANUARY     , 2004 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS
MAY BE WITHDRAWN PRIOR TO 11:59 P.M., NEW YORK CITY
TIME, ON THE EXPIRATION DATE

Delivery To:
Wilmington Trust Company, Exchange Agent
By Regular Mail or Overnight Courier:	By Registered & Certified Mail:	In Person by Hand Only:
Christine Kushto, CCTS Financial Services Officer Wilmington Trust Company 1100 North Market Street Rodney Square North Wilmington, DE 19890-1615	Christine Kushto, CCTS Financial Services Officer Wilmington Trust Company 1100 North Market Street Rodney Square North Wilmington, DE 19890-1615	Christine Kushto, CCTS Financial Services Officer Wilmington Trust Company 1100 North Market Street Rodney Square North Wilmington, DE 19890-1615
For Information or Confirmation by Telephone Call: (302) 636-6469
By Facsimile Transmission (For Eligible Institutions Only): (302) 636-4145
Attention: Christine Kushto

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges that he or she has received the preliminary Prospectus, dated December 24, 2003 (the "Prospectus"), of EMCORE Corporation, a New Jersey corporation (the "Company"), and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $88,962,500 of the Company's 5% Convertible Senior Subordinated Notes due May 15, 2011 (the "New Notes") and $56,612,500 payable in our Common Stock, no par value per share ("Common Stock"), up to a maximum of 10,542,365 shares, for an aggregate principal amount of up to $161,750,000 of the Company's outstanding 5% Convertible Subordinated Notes due May 15, 2006 (the "Existing Notes") from the registered holders thereof (the "Holders").

Holders must tender Existing Notes in a principal amount of $1,000 or integral multiples thereof. The Company will pay cash for any fractional portion of any New Note that is less than $1,000 principal amount or fractional share of Common Stock issuable as a result of the exchange offer, after aggregating all of the Existing Notes tendered in the Exchange Offer by each Holder, and the Company will pay any accrued and unpaid interest on the Existing Notes tendered into the Exchange Offer in cash. The New Notes will bear interest from the date of issuance. Accordingly, Holders of New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the date of issuance.

This Letter is to be completed by a Holder of Existing Notes and is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer—Procedures for Tendering Existing Notes" section of the Prospectus. Holders of Existing Notes who are unable to deliver confirmation of the book-entry tender of their Existing Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Existing Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" section of the Prospectus. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

List below the Existing Notes to which this Letter relates. If the space provided below is inadequate, the description and principal amount of Existing Notes should be listed and attached on a separate signed schedule.

DESCRIPTION OF EXISTING NOTES
Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Aggregate Principal Amount of Existing Note(s)	Principal Amount Tendered*

Total
* Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the Existing Notes represented by the Existing Notes indicated in column 2. See Instruction 2. Existing Notes tendered hereby must be in denominations of a $1,000 principal amount or an integral multiple thereof. See Instruction 1.

CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
Name of Tendering Institution __________________________________________________________
Account Number ______________________________________________________________________
Transaction Code Number ______________________________________________________________
CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s) __________________________________________________________
Window Ticket Number (if any) __________________________________________________________
Date of Execution of Notice of Guaranteed Delivery ____________________________________________
Name of Institution which Guaranteed Delivery ________________________________________________
For Book-Entry Transfer, Complete the Following: ______________________________________________
Account Number ______________________________________________________________________
Transaction Code Number ________________________________________________________________

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Existing Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Existing Notes as are being tendered hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Existing Notes, with full power of substitution, among other things, to cause the Existing Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Existing Notes, and to acquire New Notes and shares of Common Stock issuable upon the exchange of such tendered Existing Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes and shares of Common Stock acquired in exchange for Existing Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes and shares of Common Stock, whether or not such person is the undersigned, that neither the Holder of such Existing Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such New Notes and shares of Common Stock and that neither the Holder of such Existing Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act of 1933, of the Company.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Existing Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer—Withdrawal Rights" section of the Prospectus.

Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please credit the account indicated above maintained at the Book-Entry Transfer Facility.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF EXISTING NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE EXISTING NOTES AS SET FORTH IN SUCH BOX ABOVE.

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 3 and 4)

To be completed ONLY if New Notes and shares of Common Stock not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: New Notes and shares of Common Stock and/or Existing Notes to:

Name(s) ______________________________________________________________________

(Please Type or Print)

____________________________________________________________________________

(Please Type or Print)

____________________________________________________________________________

Address ______________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

(Zip Code)

(Complete Substitute Form W-9)

Credit unexchanged Existing Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

____________________________________________________________________________

(Book-Entry Transfer Facility Account Number, if applicable)

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF, OR AN ELECTRONIC CONFIRMATION PURSUANT TO THE DEPOSITORY TRUST COMPANY'S ATOP SYSTEM (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

PLEASE SIGN HERE (TO BE COMPLETED BY ALL TENDERING HOLDERS) (Complete Accompanying Substitute Form W-9 below)

X ____________________ ____________________, 2004

X ____________________ ____________________, 2004

(Signature(s) of Owner) (Date)

Area Code and Telephone Number

____________________________________________________________________________

If a Holder is tendering any Existing Notes, this Letter must be signed by the registered Holder whose name appears on a security position listing as the Holder of such Existing Notes on the Book-Entry Transfer Facility System. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s) ______________________________________________________________________

____________________________________________________________________________

(Please Type or Print)

Capacity ____________________________________________________________________

Address ______________________________________________________________________

____________________________________________________________________________

(Including Zip Code)

SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 3)

(If Required — See Instruction 3)

Signature(s) Guaranteed by an Eligible Instruction: __________________________________________________________

____________________________________________________________________________

(Authorized Signature)

____________________________________________________________________________

(Title)

____________________________________________________________________________

(Name and Firm)

Date , 2004 ________________________________________________________________

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer
by EMCORE Corporation of
5% Convertible Senior Subordinated Notes due May 15, 2011 and

Shares of Common Stock
in Exchange for its
5% Convertible Subordinated Notes due May 15, 2006

PART II Delivery of this Letter; Guaranteed Delivery Procedures.

This Letter, or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, is to be completed by Holders of Existing Notes for tenders that are made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer—Procedures for Tendering Existing Notes" section of the Prospectus. Book-Entry Confirmation as well as a properly completed and duly executed Letter (or manually signed facsimile hereof), or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, and any other required documents, must be received by the Exchange Agent at the address set forth herein prior to 11:59 p.m., New York City Time, on the Expiration Date, or the tendering Holder must comply with the guaranteed delivery procedures set forth below. Existing Notes tendered hereby must be in denominations of a $1,000 principal amount or an integral multiple thereof.

Holders who cannot complete the procedure for book-entry transfer on a timely basis or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Existing Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer—Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to 11:59 p.m., New York City Time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof), or an electronic confirmation pursuant to the Depository Trust Company's ATOP system, and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the Holder of Existing Notes and the amount of Existing Notes tendered, stating that the tender is being made thereby and guaranteeing that within three trading days after the Expiration Date a Book-Entry Confirmation and any other documents requested by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a Book-Entry Confirmation and all other documents required by this Letter, must be received by the Exchange Agent within three trading days after the Expiration Date.

The delivery of the Existing Notes and all other required documents will be deemed made only when confirmed by the Exchange Agent.

See "The Exchange Offer" section of the Prospectus.

PART III Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures.

If this Letter is signed by the registered Holder of the Existing Notes tendered hereby, the signature must correspond exactly with the name as it appears on a security position listing as the Holder of such Existing Notes in the Book-Entry Transfer Facility System without any change whatsoever.

If any tendered Existing Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered Existing Notes are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

When this Letter is signed by the registered Holder or Holders of the Existing Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the New Notes and shares of Common Stock are to be issued to a person other than the registered Holder, then separate bond powers are required.

If this Letter or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Signatures on bond powers required by this Instruction 2 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an Eligible Guarantor Institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (each an "Eligible Institution").

Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Existing Notes are tendered: (i) by a registered Holder of Existing Notes (including any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the Holder of such Existing Notes) who has not completed the box entitled "Special Issuance Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

PART IV Special Issuance Instructions.

Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Holder may designate hereon. If no such instructions are given, such Existing Notes not exchanged will be credited to the proper account maintained at the Depository Trust Company. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

PART V Taxpayer Identification Number.

Federal income tax law generally requires that a tendering Holder whose Existing Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 28% of the amount of any reportable payments made after the exchange to such tendering Holder of New Notes and shares of Common Stock. If withholding results in an overpayment of taxes, a refund may be obtained.

Exempt Holders of Existing Notes (including, among others, all corporations and non-U.S. persons who properly certify as to such by providing on IRS Form W-8BEN or other appropriate form) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. Non-U.S. Holders should provide a properly completed IRS Form W-8BEN or other appropriate form certifying as to such status. Forms are available online at www.irs.gov or from the Exchange Agent.

To prevent backup withholding, each tendering U.S. Holder of Existing Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct, (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Existing Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Existing Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will nonetheless withhold the applicable percentage of reportable payments made to a Holder during the sixty (60) day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the date of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such sixty (60) day period to such Holder and no further amounts will be retained or withheld from payments made to the Holder thereafter. If, however, such Holder does not provide its TIN to the Exchange Agent within such sixty (60) day period, the Exchange Agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will backup withhold the applicable percentage of all reportable payments to the Holder thereafter until such Holder furnishes its TIN to the Exchange Agent.

PART VI Transfer Taxes.

The Company will pay all transfer taxes, if any, applicable to the transfer of Existing Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and shares of Common Stock and/or substitute Existing Notes not exchanged are to be registered or issued in the name of, any person other than the registered Holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Existing Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

PART VII Waiver of Conditions.

The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus except as set forth in the section of the Prospectus entitled "The Exchange Offer—Conditions for Completion of the Exchange Offer."

PART VIII No Conditional Tenders.

No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Existing Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Existing Notes for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Existing Notes nor shall any of them incur any liability for failure to give any such notice.

PART IX Withdrawal Rights.

Tenders of Existing Notes may be withdrawn at any time prior to 11:59 p.m., New York City Time, on the Expiration Date.

For a withdrawal of a tender of Existing Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 11:59 p.m., New York City Time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Existing Notes to be withdrawn (the "Depositor"), (ii) contain a statement that such Holder is withdrawing his or her election to have such Existing Notes exchanged, (iii) specify the principal amount of the Existing Notes to be withdrawn, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Existing Notes were tendered (including any required signature guarantees), and (v) if the Holder is tendering Existing Notes in accordance with the procedures for book-entry transfer, specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Existing Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole and absolute discretion, whose determination shall be final and binding on all parties. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes or shares of Common Stock will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Any Existing Notes that have been tendered for exchange but which are not exchanged for any reason will be credited into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer—Procedures for Tendering Existing Notes" section of the Prospectus, such Existing Notes will be credited to an account maintained with the Book-Entry Transfer Facility for the Existing Notes as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing Notes may be retendered by following the procedures described above at any time prior to 11:59 p.m., New York City Time, on the Expiration Date.

PART X Requests for Assistance or Additional Copies.

Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above or to the Information Agent, DF King & Co., Inc., toll free at (800) 431-9642.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instruction 4)

PAYOR'S NAME:

REQUESTER'S NAME: Wilmington Trust Company
SUBSTITUTE

FORM W-9

Department of the Treasury
Internal Revenue Service (IRS)

Payer's Request for Taxpayer
Identification Number (TIN)

Please fill in your name and address below.

Name

Address (number and street)

City, State and Zip Code
Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT OR, IF YOU DO NOT HAVE A TIN, WRITE "APPLIED FOR" AND SIGN THE CERTIFICATION BELOW.	Social Security Number OR Taxpayer Identification Number Exempt
Part 2 —

Certification — Under penalties of perjury, I certify that:

(1)  The number shown on this form is my correct Taxpayer
Identification Number (or I am waiting for a number to
be issued to me),

(2)  I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding,
and

(3)  I am a U.S. person (as defined for U.S. federal income tax purposes).

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part 1 and see the enclosed
"Guidelines for Certification of Taxpayer Identification Number
on Substitute Form W-9".

SIGNATURE:____________________________________________

DATE:________________________________________________

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR" ON SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding, but will be refunded if I provide a certified taxpayer identification number within 60 days.

Signature: Dated:

THE IRS DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

What Name and Number to Give the Requester

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

    Name

If you are an individual, you must generally enter the name shown on your Social Security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your Social Security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

Sole Proprietor—You must enter your individual name as shown on your Social Security card. You may enter your business, trade or "doing business as" name on the business name line.

Limited Liability Company (LLC)—If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations § 301.7701-3, enter the owner's name. Enter the LLC's name on the business name line. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Other Entities—Enter the business name as shown on required federal income tax documents. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade or "doing business as" name on the business name line.

    Taxpayer Identification Number (TIN)

You must enter your taxpayer identification number in the appropriate box. If you are a resident alien and you do not have and are not eligible to get a Social Security number, your taxpayer identification number is your IRS individual taxpayer identification number (ITIN). Enter it in the Social Security number box. If you do not have an individual taxpayer identification number, see How to Get a TIN below. If you are a sole proprietor and you have an employer identification number, you may enter either your Social Security number or employer identification number. However, using your employer identification number may result in unnecessary notices to the requester, and the IRS prefers that you use your Social Security number. If you are an LLC that is disregarded as an entity separate from its owner under Treasury regulations § 301.7701-3, and are owned by an individual, enter the owner's Social Security number. If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner's employer identification number. See the chart below for further clarification of name and TIN combinations.

Social Security numbers (SSN's) have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers (EIN's) have nine digits separated by only one hyphen: i.e. 00-0000000.

The table below will help determine the number to give the requester.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

For this type of account:			Give Name and TIN of:
1.	Individual		The individual

2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)

4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b.	The so-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship		The owner(3)

6.	A valid trust, estate or pension trust		Legal entity(4)
7.	Corporation		The corporation

8.	Association, club, religious, charitable, educational or other tax-exempt organization		The organization

9.	Partnership		The partnership

10.	A broker or registered nominee		The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments		The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.
(2)	Circle the minor's name and furnish the minor's Social Security number.
(3)	You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	IF NO NAME IS CIRCLED WHEN MORE THAN ONE NAME IS LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

How to Get a TIN

If you do not have a taxpayer identification number, apply for one immediately. To apply for a Social Security number, get Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office. Get Form W-7 to apply for an individual taxpayer identification number or Form SS-4, Application for Employer Identification Number, to apply for an employer identification number. You can get Forms W-7 and SS-4 from the IRS.

If you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number, sign and date the form (including the Certificate of Awaiting Taxpayer Identification Number), and give it to the requester. For interest and dividend payments and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a taxpayer identification number and give it to the requester before you are subject to backup withholding. Other payments are subject to backup withholding without regard to the 60-day rule, until you provide your taxpayer identification number.

Note: Writing "Applied For" means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

Exemption From Backup Withholding

Payees Exempt From Backup Withholding

Individuals (including sole proprietors and LLCs disregarded as entities separate from their individual owners) are NOT automatically exempt from backup withholding.

For interest and dividends, the following payees are generally exempt from backup withholding:

1)	An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.

2)	The United States or any of its agencies or instrumentalities.

3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

5)	An international organization or any of its agencies or instrumentalities.

6)	A corporation.

7)	A foreign bank of central issue.

8)	A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.

9)	A real estate investment trust.

10)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

11)	A common trust fund operated by a bank under section 584(a) of the Code.

12)	A financial institution (as defined for purposes of section 3406 of the Code).

13)	A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

14)	A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.

For broker transactions, persons listed in items 1-12, above, as well the persons listed in items 15-16, below, are exempt from backup withholding.

15)	A futures commission merchant registered with the Commodity Futures Trading Commission.

16)	A person registered under the Investment Advisors Act of 1940 who regularly acts as a broker.

Payments Exempt From Backup Withholding

Dividends and patronage dividends that are generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Payments made by an ESOP pursuant to section 404(k) of the Code.

Interest payments that are generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note, however, that such a payment may be subject to backup withholding if the amount of interest paid during a taxable year in the course of the payor's trade or business is $600 or more, and you have not provided your correct taxpayer identification number or you have provided an incorrect taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

•	Payments described in section 6049(b)(5) of the Code to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451 of the Code.

•	Payments made by certain foreign organizations.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and the Treasury regulations thereunder.

GUIDELINES FOR REQUEST FOR TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

If you are exempt from backup withholding, you should still complete and file Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct taxpayer identification number in Part 1, write "Exempt" in Part 2, and sign and date the form and return it to the requester.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

Privacy Act Notice. — Section 6109 of the Code requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, and the District of Columbia to carry out their tax laws. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold at the applicable rate on payments of taxable interest, dividends and certain other items to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)  Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50.00 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500.00 penalty.

(3)  Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.